                                                                   Exhibit 10.12

                                 LENARD LIBERMAN

                                 PROMISSORY NOTE

$243,095.00                                             Los Angeles, California
                                                               December 20, 2001


                  FOR VALUE RECEIVED, LENARD LIBERMAN, an individual ("Payor"), hereby promises to pay to the order of LBI HOLDINGS II, INC., a California corporation ("Payee") the principal amount of TWO HUNDRED FORTY-THREE THOUSAND NINETY-FIVE DOLLARS AND NO CENTS ($243,095.00), together with interest on the unpaid balance thereof from the date hereof in the amounts and at the times specified below until such principal amount shall be paid (whether at maturity, by prepayment, upon demand, by acceleration or otherwise).

                  The Payor shall repay the unpaid principal balance of this Note by no later than December 20, 2008. The unpaid principal under this Note shall bear interest until due and payable at a rate equal to the Alternative Federal Short-Term Rate published by the Internal Revenue Service for the month in which such advance was made, per annum (calculated on the basis of a 360-day year and the actual number of days elapsed), such interest shall be payable by no later than December 20, 2008. This Note shall not be construed to require payment of any interest in excess of the maximum amount permitted by law.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America and same day funds to Payee at such place as shall be designated in writing for such purpose by Payee.

                  This Note may be prepaid in whole or in part at any time without penalty or premium.

                  THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  IN WITNESS WHEREOF, the Payor has executed and delivered this Note as of the day and year and at the place first above written.


                                                  /s/ Lenard Liberman
                                               ---------------------------------
                                               Lenard Liberman


Pay to the Order of


_________________________________
dated as of _____________________



LBI MEDIA, INC.
(formerly known as LBI Holdings II, Inc.)


By: /s/ Jose Liberman
   ------------------------------
     Name: Jose Liberman
     Title: President

                                      -2-